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                                                                    EXHIBIT 10.2

                             STOCK PLEDGE AGREEMENT

         This STOCK PLEDGE AGREEMENT, dated as of September 17, 1997, made by and among NB FINANCIAL LIMITED, a corporation organized pursuant to the laws of the Cook Islands (the "Pledgor"), JAY A. GEIER, an individual residing in the State of California (the "Pledgee"), and Arter & Hadden, a law firm located at 5 Park Plaza, Suite 1000, Irvine, California 92614 (the "Pledge Holder").


                              W I T N E S S E T H :

         WHEREAS, the Pledgor and Pledgee, as well as others, have entered into that certain Stock Purchase Agreement, of even date herewith (the "Stock Purchase Agreement"), and that certain Agreement to Hold Funds in Trust Account, dated August 15, 1997 (the "Funds Agreement").

         WHEREAS, pursuant to the Stock Purchase Agreement and the Funds Agreement, the Pledgor has issued that certain Secured Promissory Note, of even date herewith (the "Note").

         WHEREAS, pursuant to the Stock Purchase Agreement and the Funds Agreement, the Pledgor is the legal and beneficial owner of the Pledged Stock (as hereinafter defined), which consists of shares of common stock of EXHIBITRONIX, INC., a Nevada corporation (the "Company"). This Pledge Agreement, the Stock Purchase Agreement, the Funds Agreement, and the Note collectively may be referred to hereinafter as the "Transaction Documents."

         NOW, THEREFORE, in consideration of the premises and to secure the obligations of the Pledgor under and evidenced by the Note, and to induce the Pledgee to enter into the Transaction Documents, the Pledgor hereby agrees with the Pledgee for its benefit as follows:

         1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Note and used herein are so used as so defined, and the following terms shall have the following meanings:

            1.1 "Obligations" means each and every one of those obligations of the Pledgor set forth in the Transaction Documents.

            1.2 "Collateral" means the Pledged Stock and all Proceeds thereof.

            1.3 "Pledge Agreement" means this Stock Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

            1.4 "Pledged Stock" means all of the shares of capital stock of the Company sold, transferred, assigned, and delivered to Pledgor pursuant to the Stock Purchase Agreement.


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            1.5 "Proceeds" means all "proceeds" as such term is defined in
Section 9-306(1) of the Uniform Commercial Code ("UCC") on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

            1.6 "Stock" means all of the shares of capital stock of the Company, together with all options, rights, or other securities of any nature whatsoever in respect of the capital stock of the Company.

         2. Grant of Security Interest. The Pledgor hereby grants to the Pledgee a first priority security interest in and lien on the Collateral as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         3. Pledge; Stock Assignment; Term. For the benefit of the Pledgee, the Pledgor hereby delivers to the Pledge Holder the certificate(s) representing all of the Pledged Stock and an undated stock assignment covering such certificate(s) duly executed in blank, and if the Pledge Holder so requests, with signatures guaranteed, who shall hold the Pledged Stock, stock assignment, and any additional Collateral pursuant to this Pledge Agreement. The term of this Pledge Agreement shall begin upon the date hereof and continue until the Obligations have been fully and completely satisfied. Except as otherwise provided herein, the Pledge Holder shall return the Pledged Stock, stock assignment, and additional Collateral held by it to the Pledgor within a reasonable time following the termination of this Pledge Agreement.

         4. Representations and Warranties. The Pledgor represents and warrants to the Pledgee that:

            4.1 Existence and Good Standing; Power and Authority. The Pledgor is a corporation duly organized, validly existing and in good standing under the laws of the Cook Islands. The Pledgor has the corporate power and authority to make, execute, deliver and perform this Pledge Agreement. This Pledge Agreement has been duly authorized and approved by all required corporate action of the Pledgor.

            4.2 Record and Beneficial Owner. Pursuant to the Transaction Documents, and subject to the terms hereof, the Pledgor is the record and beneficial owner of, and has good, valid and marketable title to, the Collateral, free and clear of all pledges, security interests, liens, charges, encumbrances, equities, claims or options of whatever nature, except the security interest and lien in favor of the Pledgee created by this Pledge Agreement.

            4.3 Valid Security Interest. Upon delivery to the Pledge Holder of the stock certificates evidencing the Pledged Stock, and assuming the continuous possession thereafter of such stock certificates by the Pledge Holder, the security interest and lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority security interest in and lien on the Collateral, enforceable as such against all creditors of the Pledgor and any persons purporting to purchase any Collateral from the Pledgor.


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            4.4 Restrictive Documents. The Pledgor is not subject to any charter, by-law, mortgage, lien, lease, agreement, instrument, order, law, rule, regulation, judgment or decree, or any other restriction of any kind or character, which would prevent consummation of the transactions contemplated by this Pledge Agreement.

            4.5 Binding Nature. When executed and delivered in accordance with the terms hereof, this Pledge Agreement will constitute a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms except to the extent that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) such enforcement may be subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            4.6 No Breach. The execution, delivery, and performance of this Pledge Agreement has not resulted and will not result in any violation of, or conflict with, or constitute a default under any agreements, or any applicable statue, rule, regulation, order or restriction of any federal or state governmental entity or agency thereof nor result in the creation of any mortgage, pledge, lien, encumbrances, or charge upon any of the properties or assets of the Pledgor that would have a material adverse effect upon the Pledgor, except as contemplated by the this Pledge Agreement.

            4.7 Effective Control. Upon the Closing Date, as that term is defined in the Stock Purchase Agreement, and subject to the Pledge Agreement, the Pledgor will exercise effective control of the Company.

         5. Covenants. The Pledgor covenants and agrees with the Pledgee that, during the term of this Pledge Agreement or until the Pledgee otherwise releases the security interests in and/or liens on the Collateral:

            5.1 Additional Collateral. If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital and any certificate issued in connection with any reorganization), option or right, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the Pledgee's agent, hold the same in trust for the Pledgee and deliver the same forthwith to the Pledge Holder in the exact form received, duly endorsed by the Pledgor, if required, together with an undated stock assignment covering such certificate duly executed in blank and, if the Pledge Holder so requests, with signatures guaranteed, to be held, subject to the terms hereof, by the Pledge Holder hereunder as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the Company shall be forthwith paid over to the Pledge Holder to be held, subject to the terms hereof, by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the


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Pledged Stock or any property shall be distributed upon or with respect to the
Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Company or pursuant to the reorganization thereof, the property so distributed shall be forthwith delivered to the Pledge Holder to be held, subject to the terms hereof, by it as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Pledge Holder, hold such money or property in trust for the Pledgee, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

            5.2 Negative Covenant. The Pledgor will not, directly or indirectly,
(i) cause, authorize, enable, permit, or allow the Company to issue any stock or other equity securities of any nature or any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of the Company (such grant transactions to include, but not be limited to, grants of warrants, options, or rights exercisable (directly or indirectly and initially or by subsequent agreement) of shares of the Company's capital stock or sales of debt convertible (directly or indirectly and initially or by subsequent agreement) into shares of the Company's capital stock) in any transaction or series of transactions, whether or not, as a result thereof, (X) a merger, consolidation, reorganization, recapitalization, or other fundamental change in the corporate structure of the Company or (Y) a change of control of the Company results (or reasonably could result) therefrom, if such transactions (either individually or in series) result or could result in the issuance of not less than forty-nine percent (49%) of the capital stock of the Company, both as to the Company's then issued and outstanding capital stock and on a fully diluted basis, unless, concurrently with each and every such issuance, grant, or sale, each of the issuees (or, if a grant or sale of debt, prospective issuees) have executed (and delivered to the Pledgee) a stock pledge agreement (or a when-issued stock pledge agreement) solely in favor of the Pledgee, on terms and in format substantially identical to this Pledge Agreement, such that upon any or all of such issuances, exercises, exchanges, or conversions, whether in any one transaction or series of transactions, not less than seventy-six percent (76%) of the Company's capital stock, both then issued and outstanding and on a fully diluted basis, shall be subject to stock pledge agreements solely in favor of the Pledgee, which stock pledge agreements are on terms and in format substantially identical to this Pledge Agreement; (ii) sell, assign, transfer, convey, gift, exchange, or otherwise dispose of, or grant any option with respect to, or other rights in or to the Collateral; or (iii) create, incur, or permit to exist any lien or option in favor of, or any claim of any person with respect to, any of the Collateral (or any part thereof), or any interest therein, except for the security interests and liens provided for by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Pledgee in and to the Collateral against the claims and demands of all persons whomsoever, except for claims and demands that result from the gross negligence or misconduct of the Pledgee.

            5.3 Notification and Conformity. The Pledgor will use its best efforts (i) to cause the Company to provide written notice to the Pledgee, which notice shall be given to the Pledgee not less than 10 days prior to the Company engaging, directly or indirectly, in any transaction listed in Section 5.2(i) herein; and (ii) to ensure that any documents memorializing and/or relating to such proposed transaction reflect and conform with the provisions of this
Section 5.3 and Section 5.2(i) herein.


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            5.4 Further Assurances. At any time and from time to time, upon the request of the Pledgee, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Pledgee may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Pledgee, duly endorsed in a manner reasonably satisfactory to the Pledgee, to be held as additional collateral security for the Obligations.

         6. Cash Dividends; Interest Payments; Voting Rights. Unless an Event of Default shall have occurred and be continuing, and the Pledgee shall have given notice to the Pledgor of the Pledgee's intent to exercise its corresponding rights pursuant to paragraph 7 below, the Pledgor shall be permitted to receive all cash dividends of the Company in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or other action taken as a shareholder which, in the Pledgee's reasonable judgment, would impair the Collateral or result in any violation of any provision of the Transaction Documents, including, but not limited to, the provisions of Section 5.2(1), above.

         7. Rights of the Pledgee.

            7.1 Rights in the Event of Default. If an Event of Default shall have occurred and be continuing and the Pledgee shall have given notice to the Pledgor of the Pledgee's intent to exercise the following rights: (i) the Pledgee shall have the right to receive any and all payments of any character paid in respect of the Collateral and make application thereof to the Obligations (in the manner set forth in paragraph 8 hereof) and (ii) all Pledged Stock shall be registered in the name of the Pledgee or its nominee, and the Pledgee or its nominee may thereafter exercise (A) all voting, corporate, and other rights pertaining to the Pledged Stock at any meeting of shareholders of the Company or otherwise and (B) any and all rights of conversion, exchange, subscription, and any other rights, privileges, or options pertaining to the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Company, or upon the exercise by the Pledgor or the Pledgee of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Pledgee shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing; provided, however, that the Pledgor may exercise any such right, privilege or option if the Pledgee fails or delays in so doing, only if such exercise by the Pledgor, in the Pledgee's reasonable judgment, would not impair the Collateral or result in any violation of any provision of the Transaction Documents; provided, further, that the Pledgee's exercise of his


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rights, as set forth in section (ii) above, shall be conditioned upon the
Pledgor's use of its best efforts as a controlling stockholder of the Company, or otherwise, to cause each and every business combination transaction or acquisition of equity or assets of any third party or any assumption of liabilities of any third party to be rescinded, such that each such transaction will be void ab initio, and that, immediately prior to the Pledgee's exercise of his rights hereunder and under the Note, the Company's financial status will be substantially similar to its current status, with the exception that any sales of the Company's equity for cash shall not be subject to such rescission. If such rescissions are not commenced and finalized within a reasonable period of time, the condition precedent set forth in the immediately preceding proviso will be deemed to have been waived by the Pledgor.

            7.2 Not Conditioned or Contingent. The rights of the Pledgee hereunder shall not be conditioned or contingent upon the pursuit by the Pledgee of any right or remedy against the Pledgor or the Company or against any other person which may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guaranty thereof or right of offset with respect thereto.

         8. Remedies. Subject to the conditions set forth in the final proviso of Section 7.1, above, if an Event of Default shall have occurred and shall be continuing, the Pledgee may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, including, without limitation, the Transaction Documents, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Pledgee, without demand of performance or other demand, defense, presentment, protest, advertisement or notice of any kind (except any notice required by law) to or upon the Pledgor, the Company or any other person (all and each of which demands, defenses, presentments, protests, advertisements and notices are hereby waived, except any notice required by law) may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more portions, upon such terms and conditions and at such prices as it may deem advisable, for cash or on credit or for future delivery without assumption of any credit risk. The Pledgee shall have the right, to the extent permitted by law, upon any such sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Pledgee shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Pledgee hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations in whatever order the Pledgee may elect and only after such application and after the payment by the Pledgee of any other amount required by any provision of law, including, without limitation,
Section 9-504(1)(c) of the UCC, need the Pledgee account for the surplus, if any, to the Pledgor. The Pledgor waives all claims, damages and demands it may acquire against the Pledgee arising out of the exercise by the Pledgee of any of its rights hereunder, except any that


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may arise from the gross negligence or misconduct of the Pledgee. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Pledgee may postpone or adjourn any sale of any Collateral from time to time by announcement at the time and place fixed therefor, and such sale may, upon further notice, be made at the time and place to which it was so postponed or adjourned.

         9. Private Sales; Further Assurances.

            9.1 Private Sales. The Pledgor recognizes that the Pledgee may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Pledgee than if such sale were a public sale and agrees that such circumstances shall not, in and of themselves, result in a determination that such sale was not made in a commercially reasonable manner.

            9.2 Further Assurances. The Pledgor further agrees to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Collateral pursuant to this Pledge Agreement valid and binding and in compliance with any or all applicable Articles of Incorporation and By-Laws or other organizational or governing documents of the Company, and all laws, treaties, rules or regulations or determinations of an arbitrator or a court or other governmental authority. The Pledgor authorizes the Pledgee to disclose information regarding the Company in the Pledgee's possession to a potential purchaser of the Collateral in a foreclosure sale, provided that such purchaser agrees to keep such information confidential. The Pledgor further agrees that a breach of any of the covenants contained in this paragraph 9 will cause irreparable injury to the Pledgee, that the Pledgee has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this paragraph 9 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing, that prior payment has been made, or that prior performance has occurred.

         10. Limitation on Duties Regarding Collateral. The Pledge Holder's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Pledge Holder deals with similar securities and property for its own account. Such duty shall not include any obligation to ascertain or to initiate any action with respect to, or to inform the Pledgor of, maturity dates, conversion, call, exchange rights, offers to purchase the Collateral or any similar matters, notwithstanding the Pledge Holder's knowledge of these matters. The


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Pledge Holder shall not have any duty to initiate any action to protect against the possibility of a decline in the market value of the Collateral. The Pledge Holder shall not be liable for failure to demand, collect or realize upon the Collateral, or any part thereof, or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise or to take any other action whatsoever with regard to the Collateral or any part thereof.

         11. The Pledgee Appointed Attorney-in-Fact and Proxy. The Pledgor hereby appoints the Pledgee or the Pledgee's designee as the Pledgor's attorney-in-fact and proxy, with full authority and power in the Pledgor's place and stead, and in the Pledgor's name, from time to time in the Pledgee's discretion from and after the occurrence and during the continuance of an Event of Default to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to perfect, protect or enforce any right or security interest hereunder or otherwise accomplish the purposes of this Pledge Agreement, including, without limitation, to execute and file alone any financing statement under the UCC and any document or instrument under any other applicable laws, and to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of any of the Collateral and to give full discharge for the same. The Pledgor ratifies and approves all such acts of such attorney and proxy. Neither the Pledgee nor said attorney and proxy will be liable for any acts or omissions, nor for any error of judgment or mistake of fact or law, other than the Pledgee's or said attorney's and proxy's gross negligence or misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. This power, being coupled with an interest, is irrevocable until all Obligations have been fully satisfied or until the Pledgee otherwise releases the security interests in and/or liens on the Collateral.

         12. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         13. Severability. The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Pledge Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Pledge Agreement or of such provision or obligation in any other jurisdiction.

         14. Headings. All headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         15. Failure or Indulgence Not Waiver; Cumulative Remedies. No failure or delay on the part of the Pledgee in the exercise of any power, right or privilege under this Pledge Agreement and no course of dealing with respect thereto shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or any other right, power or privilege. The rights and remedies of the Pledgee provided under this Pledge Agreement, the Note, and the other related documents are cumulative,


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may be exercised singly or concurrently and are cumulative to, and not exclusive of any rights or remedies provided by law or otherwise available.

         16. Security Interest Absolute; Successors and Assigns; Governing Law; Compliance. All rights of the Pledgee and security interests hereunder, and all obligations of the Pledgor under this Pledge Agreement, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of any Obligations or the Note or any other related document; (ii) the absence of any attempt to collect Obligations from the Pledgor or any other person or of any other action to enforce the same; (iii) any change of the time, manner or place of payment, or any other term, of any Obligations; (iv) any exchange, release or non-perfection of any collateral securing payment of any Obligations; (v) any law, regulation or order of any jurisdiction affecting any term of any Obligations or the Pledgee's rights with respect thereto; and (vi) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor, any guarantor or any other person. This Pledge Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Pledgor and the Pledgee, except that the Pledgor may not assign its rights or obligations hereunder or under any other related document (or any portion hereof or thereof) without the prior written consent of the Pledgee, which shall not be unreasonably withheld by the Pledgee. THIS PLEDGE AGREEMENT SHALL BE GOVERNED AND CONTROLLED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (BUT WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS) AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT AND IN ALL OTHER RESPECTS, BUT EXCLUDING PERFECTION, WHICH SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE RELEVANT JURISDICTION.

         17. Notices. All notices, approvals, requests, demands and other communications required or permitted to be given hereunder shall be given (and shall be effective) in accordance with the notice provision of the Stock Purchase Agreement.

         18. Irrevocable Authorization and Instruction to Company. The Pledgor hereby authorizes and instructs the Company to comply with any instruction received by it from the Pledgee, in his capacity as a stockholder and owner of Stock, in writing (with a copy to the Pledgor) that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Company shall be fully protected from all claims or causes of action of the Pledgor arising therefrom or related thereto in so complying, except for those claims or causes of action of the Pledgor resulting from the gross negligence or misconduct of the Company.

         19. Termination of Pledge Agreement; Release of Collateral. This Pledge Agreement, and all obligations of the Pledgor hereunder, shall terminate upon payment in full of all Obligations or the release by the Pledgee of the security interests in and/or liens on the Collateral and all right, title and interest of the Pledgee in and to the Collateral shall revert to the Pledgor and its successors and assigns. Upon the termination of the Pledgee's security interest and the release of the Collateral, the Pledgee will, at the written request and expense of the Pledgor,


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(a) promptly execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the termination of such security interest or the release of the Collateral, and (b) promptly deliver or cause to be delivered to the Pledgor all property of the Pledgor then held by the Pledgee or any agent or nominee of the Pledgee pursuant to this Pledge Agreement. If, at any time, all or part of any payment of the Obligations theretofore made by the Pledgor or any other person is rescinded or otherwise must be returned by the Pledgee for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Pledgor or any other person), this Pledge Agreement shall continue to be effective or shall be reinstated, as the case may be, as to the Obligations which were satisfied by the payment to be rescinded or returned, all as though such payment had not been made.

         20. Changes in Writing. No amendment, modification, termination or waiver of any provision of this Pledge Agreement, or consent to any departure by the Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Pledgee and the Pledgor.

         21. Counterparts. This Pledge Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by the different parties in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute one and the same instrument. This Pledge Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

         22. Duties of Pledge Holder.

             22.1 General Duties. The Pledge Holder shall hold the Collateral, pursuant to the terms of this Pledge Agreement, until this Pledge Agreement terminates hereunder or the Pledgee delivers to it written instructions with respect to the Pledgee's exercise of his rights and/or remedies hereunder. Upon the receipt of such written instructions from the Pledgee, the Pledge Holder shall take such action(s) or cause such action(s) to be taken with respect to the Collateral as directed by the Pledgee, and shall be relieved of any further responsibilities or liability in connection with the Collateral.

             22.2 Conflicting Instructions. In the event conflicting instructions are served upon the Pledge Holder as to the Collateral, or if either the Pledgee or Pledgor fails to give its or his written approval of any transaction or act proposed to be taken by the Pledge Holder (it being understood that such approval is expressly not required but may be sought by the Pledge Holder at its sole option) the Pledgee and Pledgor agree that the Pledge Holder shall have the absolute right at its election to do either or both of the following: (i) immediately cease and withhold any further action(s) to be taken by it pursuant to this Pledge Agreement, or (ii) file a suit in interpleader and obtain an order from a court as to the Pledgor and the Pledgee and their respective claims and rights between themselves. In the event such interpleader suit is brought, the Pledge Holder shall upon filing such suit be fully released and discharged from all obligations to further perform any and all duties or obligations imposed upon it pursuant to this Pledge Agreement, and the Pledgor agrees to pay to the Pledge Holder all costs, expenses, and attorneys'


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fees expended or incurred by it, the amount thereof to be fixed in a judgment thereof to be render by the court in such suit.

             22.3 Substitution. The Pledge Holder may, at its sole option, upon not less than 10 days' written notice to the Pledgee and Pledgor, fully discharge all of its obligations under this Pledge Agreement by transferring the Collateral held by it subject to this Pledge Agreement to any national bank located in the County of Orange, State of California, upon the terms of this Pledge Agreement, with such additional general terms as may ordinarily be imposed by such bank in connection with such agreements.

             22.4 Further Limitations on Duties Regarding Collateral. In addition to those limitations set forth in Section 10 herein, the Pledge Holder shall not be held liable for the sufficiency or correctness as to form, manner of execution, or validity of any instrument deposited in the Pledge Agreement, nor as to identity, authority, or rights of any person executing the same, nor for failure to comply with any of the provisions of any agreement, contract, or other instrument filed herein or referred to herein, and its duties hereunder shall be limited to the safekeeping of such Collateral received by it as Pledge Holder, and for the disposition or other transfer of same in accordance with this Pledge Agreement and any written instructions given by the Pledgee. Pledge Holder shall not have any responsibilities to secure permits, orders, or releases from any governmental agencies respecting the issue, release, or transfer of the Collateral.

             22.5 Costs. All costs and expenses of and for the Pledge Holder shall be paid by the Pledgor.


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

         IN WITNESS WHEREOF, the parties hereto have executed or have caused a duly authorized officer or representative to execute this Pledge Agreement, all as of the date and year first above written.


                                    PLEDGOR:

                                    NB FINANCIAL LIMITED

                                    By: HENDERSON LIMITED
                                        as Director by its Nominee

                                    Its:   /s/ SARAH REEVES
                                         ----------------------------
                                         Name: Sarah Reeves


                                    PLEDGEE:

                                    /s/ JAY A. GEIER
                                    ----------------------------------
                                        Jay A. Geier



                                    PLEDGE HOLDER:

                                    ARTER & HADDEN


                                    By: /s/ RANDOLF W. KATZ, ESQ.
                                        ------------------------------
                                            Randolf W. Katz, Esq.




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